Together with you, we make a house a home. NAREIT REITworld Investor Conference June 8 - 9, 2021

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the Company's expectations regarding the performance of the Company's business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association (“HOA”) and insurance costs, the Company's dependence on third parties for key services, risks related to the evaluation of properties, poor resident selection and defaults and non-renewals by the Company's residents, performance of the Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of the ongoing COVID-19 pandemic, on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Moreover, many of these factors have been heightened as a result of the ongoing and numerous adverse impacts of COVID-19. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the Securities and Exchange Commission (the "SEC"), as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the Company's other periodic filings. The forward-looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 2

 New lease rate growth further accelerated to 14.1% (+1180 bps YoY) in May, up from 10.8% in April and 7.9% in 1Q21  Renewal rate growth also further accelerated to 5.9% (+230 bps YoY) in May, up from 5.5% in April and 4.4% in 1Q21  Occupancy remains elevated at 98.3% in May (+80 bps YoY), compared with 98.4% in April and 1Q21  Significant pent up demand from millennial generation could favor single-family rental over the next decade Key Takeaways and Updates Premier SFR portfolio and platform strategically positioned to pursue multiple growth opportunities 3 3) Targeted initiatives to further elevate the resident experience enhance both resident loyalty and IH growth 2) External growth is in high gear, driven by a proven multi-channel approach to acquisitions  Acquired $233 million homes in 1Q21 at a mid-5s stabilized cap rate, on track to achieve $1B+ acquisition target in 2021  Existing cash, operating cash flow, dispositions, and JV capital expected to fund entirety of 2021 acquisition target  Proven multi-channel approach to acquisitions maximizes opportunities and selectivity in high-growth in-fill locations, with no development risk  Unique competitive advantages of high-demand locations, industry-leading scale, and local management enhance ability to efficiently maximize the resident experience  Continuing to make progress on expansion of ancillary services and enhanced digital (web and mobile) experience for residents  Reinvesting value enhancing capex in homes to tailor fit and finish for residents and enhance durability of homes 1) Strong performance driven by successful execution and long-term demographic tailwinds

Increasing 2021 Full Year Guidance Guidance raise driven by robust results in April and May, and stronger outlook for the remainder of the year 4 ________________________________________________ Note: The Company does not provide guidance for the most comparable GAAP financial measures of net income (loss), total revenues, and property operating and maintenance expense, or a reconciliation of the forward-looking non-GAAP financial measures of Core FFO per share, AFFO per share, Same Store Core revenue growth, Same Store Core operating expense growth, and Same Store NOI growth to the comparable GAAP financial measures because it is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net (gain)/loss on sale of previously depreciated real estate assets, share-based compensation, casualty loss, non-Same Store revenues, and non-Same Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on our GAAP results for the guidance period. Revised Previous FY 2021 FY 2021 Change at Guidance Guidance Mid-point Core FFO per share — diluted $1.38 - $1.46 $1.34 - $1.42 $0.04 AFFO per share — diluted $1.18 - $1.26 $1.13 - $1.21 $0.05 Same Store Core revenue growth 4.5% - 5.5% 3.75% - 4.75% 0.75% Same Store Core operating expense growth 2.5% - 3.5% 3.75% - 4.75% (1.25%) Same Store NOI growth 5.5% - 6.5% 3.75% - 4.75% 1.75%

Track Record of Consistency and Outsized Growth

Differentiated locations, scale, and local expertise have driven consistent outperformance in organic growth

1Q21 SS-NOI Growth



Invitation Homes
4.4%
American Homes 4 Rent
4.0%
National Multifamily
-6.0%
Coastal Multifamily
-14.5%

2020 SS-NOI Growth



Invitation Homes
3.7%
American Homes 4 Rent
2.0%
National Multifamily
-1.5%
Coastal Multifamily
-6.1%

2019 SS-NOI Growth



Invitation Homes
5.6%
National Multifamily
4.2%
American Homes 4 Rent
3.7%
Coastal Multifamily
3.3%

2018 SS-NOI Growth



Invitation Homes
4.4%
National Multifamily
2.9%
American Homes 4 Rent
2.8%
Coastal Multifamily
2.3%

2017 SS-NOI Growth



Invitation Homes
7.4%
American Homes 4 Rent
5.1%
Coastal Multifamily
2.9%
National Multifamily
2.8%

Cumulative SS-NOI Growth (2017 - 2021E[1])



Incremental IH 2021E SS-NOI from outperformance
Invitation Homes
30.2%
American Homes 4 Rent
18.9%
$96M
National Multifamily
7.3%
$194M
Coastal Multifamily
-6.0%
$307M

Note: National Multifamily represents simple average of CPT, MAA, and UDR. Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data from public filings.
(1) 2021E represents estimates based on the latest FY2021 mid-point guidance from the most recent company public filings.

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Southern California I. POISED FOR GROWTH 6

4.2% 4.1% 3.6% 4.4% 5.5% 5.9% 1Q April May 2020 2021 Strong Leasing Momentum Into Late Peak Leasing Season 7 Record rent growth continues to accelerate in May, and fundamental tailwinds are expected to persist Same Store Average Occupancy 96.7% 97.2% 97.5% 98.4% 98.4% 98.3% 1Q April May 2020 2021 Same Store New Lease Rate Growth 1.8% 1.1% 2.3% 7.9% 10.8% 14.1% 1Q April May 2020 2021 Same Store Blended Rental Rate Growth Same Store Renewal Rate Growth 3.4% 3.1% 3.2% 5.4% 7.0% 8.1% 1Q April May 2020 2021

External Growth in High Gear $233M acquisitions in 1Q21, on track to achieve $1B+ acquisitions in 2021 Acquisitions Invested Basis (1)(2) ($ millions) $864 $313 $253 $279 $653 $736 $233 $1,000+ 2015 2016 2017 2018 2019 2020 2021e ________________________________________________ (1) Invested basis is comprised of purchase price, closing costs/adjustments, and estimated initial renovation expenditure. (2) Excludes Starwood Waypoint merger and legacy Starwood Waypoint acquisitions. 8  In Q1 2021, acquired 696 homes for $233 million at a mid-5s estimated stabilized cap rate between wholly owned and JV  Acquisitions target of $1 billion split approximately 50/50 between REIT and JV; REIT acquisition funding anticipated from existing cash, operating cash flow, and disposition proceeds ▪ No debt expected to fund on-balance-sheet acquisitions, enabling further deleveraging alongside external growth

Channel agnostic, location specific 9 Best-in-Class Platform for External Growth Proven multi-channel acquisition approach puts eyes on more opportunities and maximizes selectivity Broker/MLS Leverage AcquisitionIQ and broker network to maximize deal flow Builder Partnerships Foster relationships to target new-build supply in targeted neighborhoods Sale Leaseback(1) Developing program targeting supply owned by individuals interested In transitioning to leasing lifestyle Investor Bulks Active aggregation of 5+ unit investor portfolios iBuyers Positioned to be “buyer of choice” as the iBuyer market continues to grow Auction Participate in municipal and county auctions ________________________________________________ (1) Channel currently in development.  Multi-channel acquisition approach enables significant external growth in optimal locations without development risk

Growing Ancillary Services We remain on track with our multi-year plan to grow ancillary services to enhance the resident experience 10  Smart Home Update: ▪ Base Smart Home package expanded for 2021 to include video doorbell along with smart lock and smart thermostat ▪ Upgraded Smart Home packages made available to residents who desire additional smart features ▪ New program structure increases profit margin to IH while enhancing benefits for residents  HVAC Filter Program Update: ▪ Implemented program whereby HVAC filters are shipped by a 3rd party to all homes quarterly for a small fee to residents ▪ Reduces resident burden, improves energy efficiency, and reduces long-term HVAC maintenance costs ▪ Mandatory for all new leases and all renewal leases beginning in 1Q21  We remain in the early innings of what the resident experience could look like ▪ We continue to see $15 – 30 million of run-rate annual ancillary income potential by the end of 2022 ▪ Future focus initiatives include pet programs, pest control, landscaping services, insurance suite, and energy optimization

Tailoring and Hardening Assets Through Value Enhancing Capex Reinvesting in homes to simultaneously enhance resident loyalty, risk-adjusted returns, and asset durability 11 Scale Experience in Markets Value Enhancing Project Scope Data Increased resident loyalty Double-digit NOI yield on investment Enhanced asset quality & durability  Multiple channels through which opportunities can be sourced: ▪ Pre-moveout visit: Superintendents trained to flag homes with certain criteria for asset management review ▪ Pre-marketing: Leasing managers use market insight to flag potential opportunities for revenue-enhancing upgrades ▪ Turn scope: After moveout, superintendent may flag for review if home has not been already ▪ Ad hoc rebuy analysis: Asset managers routinely perform rebuy analysis that can unearth value enhancing opportunities

$345 $552 $2,217 $3,257 $997 $403 $150 $150 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2036 $- $1,000 $2,000 $3,000 $4,000 Investment Grade Balance Sheet 12 Received investment grade ratings in April and closed $300M private placement in May The investment grade ratings:  Provide immediate annualized interest cost reduction of approximately $0.03 per share  Offer improved flexibility and access to additional forms of cost-effective capital  Reinforce commitment to long-term leverage target of 5.5 to 6x net debt to EBITDAre and transition into more unsecured financings Strong balance sheet position & nimble investment platform:  $1.2B liquidity with no debt reaching final maturity before 2024(1)(2)  Improved debt maturity schedule with $300M privately placed senior unsecured notes; proceeds from the transaction were used to pay-off secured debt  57% of homes unencumbered and 97% of debt fixed or swapped to fixed rate(2)  Funding on-balance sheet acquisitions with cash on hand, operating cash flow, and dispositions  Ability to ramp acquisition pace up or down quickly to adapt to opportunity ________________________________________________ (1) Excludes $345M convertible notes maturing in 2022. (2) Pro Forma $300M privately placed senior unsecured notes closed in May 2021 Pro Forma Fully Extended Debt Maturity Schedule as of 3/31/2021 (2) ($ in millions) 10.7x 7.1x 3/31/2017 (at IPO) 3/31/2021 Pro Forma Net Debt / EBITDAre (2)

Seattle II. HIGHLY COMPELLING LONG-TERM INDUSTRY FUNDAMENTALS 13

Attractive SFR Risk Profile

We believe outsized growth prospects and a favorable risk profile warrant a premium valuation

SFR Risk Differentiators

- Demographics (aging millennial generation) a strong positive for housing demand in any macroeconomic environment
- Most liquid real estate asset class in the world
- Value to both investors and owner-occupants (disposition optionality) protects asset values
- Significant granularity and diversification of assets within portfolio, and flexibility to asset manage on a unit-by-unit basis
- Structural hedges to macroeconomic weakness

Additional Invitation Homes Risk Differentiators

- Sticky, stable resident base: ~$110k avg annual income (5x rent coverage) across ~2 wage earners; ~40 year avg resident age
- Higher price point homes in established, infill neighborhoods drive stickier residents and insulation from new supply
- Zero exposure to development risk

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invitation homes

Meeting an Underserved Need in the Housing Market IH provides a superior experience, but today serves only 0.5% of the growing demand for single-family rentals 15 Single-Family Rental (SFR) Market Share (1)(2) 0.3 million 16.2 million Institutional Owners "Mom & Pops" Home Count by Owner Type Growing Single-Family Rental Demand (1) Single-Family Rental Households 5M 9M 13M 17M 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Single-Family Rental: 35% (17M units) Mobile Homes, Boats, Etc.: 4% (2M units) 2-9 Unit Apartments: 29% (14M units) 10+ Unit Apartments: 33% (16M units) Owned: 62% (79M units) Rented: 38% (49M units) U.S. Housing Summary (1) 128 Million Households 49 Million Rental Households ________________________________________________ (1) Source: John Burns Real Estate Consulting; data as of April 2021. (2) Source: Public company home counts from public filings as of 1Q21; Private company home counts estimated using HouseCanary data as of December 2020.

Supply and demand have been favorable for SFR both before and during COVID, and we expect this to continue Demographics to Drive Household Formation; Supply is Constrained 16 Current Population by Age Cohort (1) (millions of people) Total Housing Permits as a % of Households in IH Markets (2)  Significant pent-up demand in millennial generation likely to move toward single-family rental over the next decade  New supply likely to continue falling short of demand  Most build-to-rent products are not directly competitive with traditional detached SFR. ________________________________________________ (1) Source: U.S. Census Bureau, April 2020 (data as of 2019). (2) Source: U.S. Census Bureau and John Burns Real Estate Consulting; data as of January 2021. (3) Source: Green Street Advisors 20.8 21.3 23.3 21.9 21.4 19.6 20.3 18 19 20 21 22 23 24 15-19 20-24 25-29 30-34 35-39 40-44 45-49 Avg. IH Resident Age: 39 Future Demand 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 Single-Family Build-to-Rent Has Different Housing Characteristics (3) Build-to-Rent All Homes 0-2 Bedrooms 53% 13% 3+ Bedrooms 47% 87% Detached 22% 87% Ave. SF 1,610 2,520

Las Vegas 17 III. UNIQUE IH COMPETITIVE ADVANTAGES

Differentiated Portfolio and Platform IH is strategically positioned around three pillars that enhance growth and the resident experience 18 Location • 95% of portfolio in Western U.S., Sunbelt, and Florida (1) • In-fill neighborhoods • High barriers to homeownership • Outsized LT growth drivers • Insulation from new supply Outsized Growth and Unparalleled Resident Experience Eyes in Markets • 16 in-house investment professionals in markets (1) • 800+ operations personnel across 33 local home pods (1) • Proactive “ProCare” service visits by in-house techs • Local, in-house control of the resident experience Scale • Over 5,000 homes per market on average • Over 96% of revenue from markets with >2,000 homes (1) • Density drives service efficiency and revenue management intel ________________________________________________ (1) As of or for the quarter ended 03/31/2021.

Location: High-Growth Markets High-growth markets; In-fill neighborhoods with proximity to jobs, transportation, and schools 19 95% of revenue from Western U.S., Sunbelt, and Florida (1) 5.3% avg annual SS-NOI growth from 2017 to 2020 29% more home price appreciation than U.S. avg since 2012 (1) 2.2x more job growth than U.S. avg since 2012 (1) Percent of 1Q21 revenue Seattle 6% Minne- apolis 1% Denver 3% Dallas 3% Phoenix 9% Atlanta 13% Tampa 10% Southern California 13% Las Vegas 4% South Florida 12% Northern California 6% Carolinas 6% Jacksonville 2% Orlando 7% Houston 2% Chicago 3% ________________________________________________ Sources: Company data, John Burns Real Estate Consulting, S&P CoreLogic Case-Shiller home price indices. (1) As of or for the quarter ended March 31, 2021.

Scale and Eyes in Markets: Atlanta Example Industry-leading scale enables Invitation Homes to operate efficiently with significant local presence in markets 20 NW POD Team 3,444 Homes NE POD Team 3,326 Homes SE POD Team 2,933 Homes SW POD Team 2,853 Homes • 1 Vice President of Operations • 1 Director of Operations • 1 Rehab/Turn/R&M Director • 4 Portfolio Directors (POD) • 5 Portfolio Mgmt. Personnel • 11 Leasing Personnel • 24 Customer Care Reps • 65 Maintenance Techs/RTM Personnel Atlanta - 12,556 Homes Resident Review: “I love Mack! He is a complete rock star! He is a courteous professional and gets the job done no matter what. He is the best maintenance person I've ever known and I have had many rental properties. He is a gem and IH is very lucky to have him as an employee. Mack is the best thing ever!” Mack G., Maintenance Technician U.S. Army Veteran ________________________________________________ Note: Home counts and personnel counts as of 03/31/2021.

Eyes in Markets: Local and High-Touch Service Through ProCare

ProCare proactive maintenance program designed to optimize each touch point with the resident and/or asset

- ProCare is IH's differentiated approach to service that leverages proactive engagement with residents and homes to maximize resident satisfaction and the quality and efficiency of asset preservation
  - In-house IH personnel own every step of the resident journey and visit residents in their homes at least 2x per year
  - Proactive resident education and "eyes on assets" are critical to homes' condition and cost to maintain; the ProCare cycle is designed to maximize touchpoints that facilitate this, and resident feedback is collected throughout
  - Emergency repairs are addressed immediately, while minor repairs can be bundled into ProCare visits for efficiency


Move-in
Move-out
Initial Showing / Leasing Interaction
ProCare Resident Orientation (RO)
ProCare 45-Day Maintenance Visit
Work Order General Property Condition Assessment Program
ProCare 6-Month Maintenance Visit
ProCare Pre-Move Out Visit (PMOV)
Move Out Inspection / Budget Creation

	Initial Showing / Leasing Interaction	ProCare Resident Orientation (RO)	ProCare 45-Day Maintenance Visit	Work Order General Property Condition Assessment Program	ProCare 6-Month Maintenance Visit	ProCare Pre-Move Out Visit (PMOV)	Move Out Inspection / Budget Creation
Educate Residents	✓	✓	✓	✓	✓	✓	
Make Repairs		✓	✓	✓	✓		✓
Check Home Condition	✓		✓	✓	✓	✓	✓

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invitation homes